UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-24066

Date of Notification: September 2, 2026

2.	Exact name of Investment Company as specified in registration statement:

Lincoln Bain Capital Total Credit Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

150 N. Radnor-Chester Road

Radnor, Pennsylvania 19087

4.	Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ John G. Morriss
Name: John G. Morriss
Title: President

LINCOLN BAIN CAPITAL TOTAL CREDIT FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you do not wish to sell shares at this time, please disregard this Notice.

September 2, 2026

Dear Lincoln Bain Capital Total Credit Fund Shareholder,

The purpose of this Notice is to announce the quarterly repurchase offer for Class A, D, I and IS Shares of Lincoln Bain Capital Total Credit Fund (the “Fund”). The Fund will offer to repurchase Class A, Class D, Class I and Class IS Shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with a degree of liquidity. The Fund may charge an early repurchase fee of 2.00%, payable to the Fund, with respect to the repurchase of shares at any time prior to the day immediately preceding the one-year anniversary of your purchase of such shares, on a “first in-first out” basis.

The repurchase offer period will begin on September 2, 2026 and end on September 30, 2026.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

If you wish to tender your shares and you hold your shares through a broker-dealer or other intermediary, please contact your financial advisor for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the attached Repurchase Offer document.

If you wish to tender your shares and you hold your shares directly with the Fund through State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), please refer to the attached Repurchase Request Form and follow the specific instructions on that form.

Any repurchase of shares by the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) or your broker-dealer/intermediary fail to submit the required information to the Transfer Agent or to take any other required action on or before 4:00 p.m., Eastern Time, on September 30, 2026, the Fund will not repurchase any of your shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

If you have any questions and you hold your shares through a broker-dealer or other intermediary, please contact your financial advisor.

If you have any questions and you hold your shares directly with the Fund through the Transfer Agent, please contact the Fund for assistance by calling 1-855-456-0067.

For additional details of the offer, please refer to the attached Repurchase Offer document.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Sincerely,

Lincoln Bain Capital Total Credit Fund

LINCOLN BAIN CAPITAL TOTAL CREDIT FUND

REPURCHASE OFFER

1. The Offer. Lincoln Bain Capital Total Credit Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding Class A, Class D, Class I and Class IS Shares (the “Shares”) at a price equal to the net asset value (“NAV”) per share as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current prospectus and statement of additional information.

2. Net Asset Value. On August 26, 2026, the NAV per Share of Class A Shares was $9.79, the NAV per Share of Class D Shares was $9.79, the NAV per Share of Class I Shares was $10.18 and the NAV per Share of Class IS Shares was $9.80. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (as defined below). The NAV of the Shares can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by visiting the Fund’s website (https://www.lincolnfinancial.com/public/general/privatemarketfunds/funds) or by calling the Fund’s transfer agent, State Street Bank and Trust Company (the “Transfer Agent”), at (855) 456-0067 and asking for the most recent price. The Shares are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on September 30, 2026.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on October 14, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date.

6. Repurchase Charge. The Fund may charge a repurchase fee on Shares that are accepted for repurchase in this Offer of 2.00% on Shares that are repurchased by the Fund within 12 months of purchase. Your broker-dealer/intermediary may charge a transaction fee in connection with submitting a repurchase request.

7. Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed two percent (2%) of the outstanding Shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus two percent (2%) of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the Shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining Shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

8. Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on September 30, 2026. You must send a written notice to the Transfer Agent at one of the addresses specified in this offer, and the Transfer Agent must receive it before the Repurchase Request Deadline.

9. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only with the approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and only in the following limited circumstances:

●	The repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);
●	During an emergency that makes it impractical for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s Shares;
●	During other periods that the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its Shareholders; or
●	During any period in which the New York Stock Exchange or any other market on which the Fund’s portfolio securities are traded is closed (other than customary weekend or holiday closings) or trading in those markets is restricted.

10. Tax Consequences. You should review the tax information in the Fund’s current prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Repurchase Offer. A tender of Shares to the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” A tender of Shares of the Fund will generally be treated as a sale or exchange of the Shares if the receipt of cash by you results in a meaningful reduction in your proportionate interest in the Fund or results in a “complete redemption” of your Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the shareholder to the extent of such shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing shares of the Fund.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Lincoln Financial Investments Corporation (the “Adviser”), the Transfer Agent, Lincoln Financial Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, nor the Distributor is or will be obligated to ensure that your financial advisor, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial advisor or review the Fund’s current prospectus and statement of additional information.

LINCOLN BAIN CAPITAL TOTAL CREDIT FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON September 30, 2026.

Regular Mail: State Street Bank and Trust Company Attn: Lincoln Financial P.O. Box 5493 Boston, MA 02206	Overnight Delivery: State Street Bank and Trust Company Attn: Lincoln Financial 1776 Heritage Drive JAB/3 North Quincy, MA 02171

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding shares and that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered: Class A Shares:_____ Class D Shares: _____ Class I Shares:_____ Class IS Shares:_____

_____ Full Tender:	Please tender all shares in my account.

_____ Partial Tender:	Please tender ___________shares from my account.

_____ Dollar Amount:	Please tender enough shares to net $____________

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4R/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult with your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____ Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)

_____ I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 855-456-0067 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: